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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CAPSTONE TURBINE CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CAPSTONE TURBINE CORPORATION

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Material

You are receiving this communication because you hold shares in the above company, and the material you should review before you cast your vote is now available.

This communication presents only an overview of the more complete proxy material that is available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy material before voting.

[BROKER LOGO HERE]

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Shareholder Meeting to be held on Aug 28, 2008

Proxy Material Available

1
Notice & Proxy Statement

2
Combined Annual Report and Form 10-K document

PROXY MATERIAL—VIEW OR RECEIVE

You can choose to view the material online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before August 15, 2008

HOW TO VIEW MATERIAL VIA THE INTERNET

Have the 12 Digit Control Number(s) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIAL

1)
BY INTERNET—www.proxyvote.com

2)
BY TELEPHONE—1-800-579-1639

3)
BY E-MAIL*—sendmaterial@proxyvote.com

*
If requesting material by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information

Meeting Type:	Annual Meeting
Meeting Date:	August 28, 2008
Meeting Time:	9:00 AM PDT
For holders as of:	June 30, 2008

Meeting Location:

The Ronald Reagan
Presidential Library & Museum
40 Presidential Drive
Simi Valley, California 93065

How To Vote

  Vote In Person

  Should you choose to vote these shares in person at the meeting you must request a "legal proxy". To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting material for any special requirements for meeting attendance.

  Vote By Internet

  To vote now by Internet, go to
   WWW.PROXYVOTE.COM.
  Please refer to the proposals and follow the instructions.

 Voting items

The Board of Directors recommends that you vote "For" the following.

1.	Election of Directors Nominees
01	Eliot G. Protsch	02 Richard K. Atkinson	03 John V. Jaggers	04 Darren R. Jamison	05 Noam Lotan
06	Gary J. Mayo	07 Gary D. Simon	08 Holly A. Van Deursen	09 Darrell J. Wilk

The Board of Directors recommends you vote FOR the following proposal(s).

2
Approval of the Rights Agreement, dated as of July 7, 2005, with Mellon Investor Services LLC, as amended;

3
Approval of the Capstone Turbine Corporation Executive Performance Incentive Plan;

4
Approval of an amendment to the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan;

5
Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2009.

NOTE:    Such other business as may properly come before the meeting or any adjournment thereof.

CONTROL # 0000 0000 0000

Reserved for Broadridge Internal Control Information

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

QuickLinks

CAPSTONE TURBINE CORPORATION
Shareholder Meeting to be held on Aug 28, 2008
Voting items
Voting Instructions